MUNIHOLDINGS
NEW YORK INSURED
FUND II, INC.



FUND LOGO



Semi-Annual Report

March 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.







MuniHoldings New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS NEW YORK INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New York Insured Fund II, Inc., March 31, 1999


DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings New York Insured Fund II, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and New York state and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade New York municipal obligations.

Since inception (October 1, 1998) through March 31, 1999, the Common Stock of MuniHoldings New York Insured Fund II, Inc. earned $0.404 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.59%, based on a month-end per share net asset value of $14.50. Over the same period, the total investment return on the Fund's Common Stock was -1.09%, based on a change in per share net asset value from $15.00 to $14.50, and assuming reinvestment of $0.337 per share income dividends.

For the period October 1, 1998 through March 31, 1999, the Fund's
Preferred Stock had an average yield of 3.08% for Series A and 3.23% for Series B.


The Municipal Market Environment
Since the Fund's inception (October 1, 1998) through March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter in 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 65 basis points (0.65%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 10 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bondholders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence of any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.


Portfolio Strategy
Since its inception, we have focused on committing the Fund's initial proceeds in the long-term and intermediate-term maturity range of the New York insured municipal market. Interest rates in the taxable arena, and to a much lesser degree in the municipal market, have risen since the Fund commenced operations. Therefore, we had to proceed carefully in making our initial investments in order to seek to protect the portfolio's net asset valuation. More of our initial investments were focused in shorter maturity municipal bonds than would otherwise be the case if the fixed-income market had been more stable. Our goal is to have the Fund invested while tempering the impact of rising interest rates so that Common Stock shareholders can begin to benefit from the higher yield that leverage can provide. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As a result of inordinately tight credit quality spreads, we deliberately underweighted the Fund's exposure to uninsured bonds. Our portfolio currently reflects a balance of long-term and short-term holdings, with a high degree of credit quality. Once interest rates have stabilized, we plan to recommit a larger portion of Fund assets to longer-term, higher-yielding New York municipal bonds.


In Conclusion
We appreciate your investment in MuniHoldings New York Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager



May 12, 1999





MuniHoldings New York Insured Fund II, Inc., March 31, 1999




Portfolio Abbreviations


To simplify the listings of MuniHoldings New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
IDA        Industrial Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                      S&P     Moody's    Face                                                                   Value
STATE               Ratings   Ratings   Amount  Issue                                                         (Note 1a)
New York - 100.8%   AAA       Aaa     $ 6,000   Long Island Power Authority, New York, Electric System
                                                Revenue Bonds, Series A, 5.125% due 12/01/2022 (e)             $   6,002

                    AAA       Aaa       8,000   Metropolitan Transportation Authority, New York,
                                                Commuter Facilities Revenue Bonds, Series C-1,
                                                5.375% due 7/01/2027 (c)                                           8,251

                    AAA       Aaa       3,500   Metropolitan Transportation Authority, New York,
                                                Commuter Facilities Revenue Refunding Bonds (Service
                                                Contract), Series Q, 5.125% due 7/01/2012 (b)                      3,629

                    AAA       NR*       6,045   Nassau County, New York, GO, General Improvement,
                                                Series V, 5.25% due 3/01/2010 (b)                                  6,389

                                                Nassau County, New York, IDA, Civic Facility Revenue
                                                Refunding Bonds (Hofstra University Project):
                    AAA       Aaa       2,000     5% due 7/01/2023 (f)                                             1,967
                    AAA       Aaa       2,000     4.75% due 7/01/2028                                              1,882

                                                New York City, New York, GO:
                    AAA       NR*       5,000     Series C, 5% due 8/15/2028 (e)                                   4,894
                    A1+       VMIG1++   1,100     VRDN, Series B-2, Sub-Series B-5, 3% due 8/15/2011 (a)(f)        1,100

                                                New York City, New York, Municipal Water Finance
                                                Authority, Water and Sewer System Revenue Bonds:
                    AAA       NR*       2,750     Refunding, Series B, 5.25% due 8/15/2029 (e)                     2,786
                    AAA       Aaa       5,000     Series B, 5.125% due 6/15/2030 (c)                               4,980
                    A1+       VMIG1++   3,000     VRDN, Series G, 2.95% due 6/15/2024 (a)(c)                       3,000

                    AAA       NR*       2,500   New York City, New York, Transitional Finance
                                                Authority Revenue Bonds, Future Tax
                                                Secured, Series B, 5% due 11/01/2008 (c)                           2,636

                                                New York State Dormitory Authority Revenue Bonds:
                    AAA       Aaa       5,000     (Consolidated City University System), Series 1,
                                                  5.125% due 7/01/2027 (f)                                         4,989
                    AAA       NR*       2,325     (Gustavus Adolphus Childrens School), Series B,
                                                  5.50% due 7/01/2018 (b)                                          2,435
                    AAA       Aaa       1,425     (Rochester Institute of Technology), 5.25% due
                                                  7/01/2022 (f)(h)                                                 1,445
                    AAA       Aaa       4,000     (Saint Barnabas Hospital), 5.45% due 8/01/2035 (d)               4,124
                    AAA       Aaa       6,000     (University of Rochester), Series A, 5% due 7/01/2023 (f)        5,900

                                                New York State Dormitory Authority, Revenue Refunding Bonds:
                    BBB+      Baa1      5,000     (City University System), Consolidated Third, Series 1,
                                                  5.25% due 7/01/2025                                              4,985
                    AAA       NR*       6,535     (Consolidated City University), Series A, 5.75%
                                                  due 7/01/2009 (e)                                                7,263
                    NR*       Aaa       2,445     (Ithaca College), 5% due 7/01/2026 (b)                           2,395
                    AAA       NR*       3,315     (Mental Health Services Facilities), Series C, 5.125%
                                                  due 8/15/2015 (f)                                                3,372
                    AAA       Aaa       3,000     (North Shore University Hospital), 5% due 11/01/2023 (f)         2,942
                    AAA       NR*      14,435     RIB, Series 45, 7.115% due 7/01/2025 (f)(g)                     14,874
                    BBB+      NR*       5,000     (Secured Hospital--Wyckoff Heights), Series H, 5.30%
                                                  due 8/15/2021                                                    4,948

                    AAA       Aaa       2,550   New York State Energy Research and Development Authority,
                                                PCR, Refunding (Niagara Mohawk Power Project), Series A,
                                                5.15% due 11/01/2025 (b)                                           2,563

                    AAA       Aaa       3,000   New York State Environmental Facilities Corporation,
                                                Special Obligation Revenue Refunding Bonds (Riverbank
                                                State Park), 5.125% due 4/01/2022 (b)                              3,001

                    NR*       Aa2       9,125   New York State Mortgage Agency Revenue Bonds (Homeowner
                                                Mortgage), AMT, Series 73-A, 5.30% due 10/01/2028                  9,163

                    AAA       Aaa       2,465   New York State Urban Development Corporation,
                                                Revenue Bonds (Correctional Capital Facilities),
                                                Series 6, 5.375% due 1/01/2025 (b)                                 2,533

                    AAA       NR*       2,000   New York State Urban Development Corporation, Revenue
                                                Refunding Bonds (Correctional Facilities), 5% due
                                                1/01/2019 (e)                                                      1,990

                    A1+       VMIG1++     900   Port Authority of New York and New Jersey, Special
                                                Obligation Revenue Refunding Bonds (Versatile Structure
                                                Obligation), VRDN, Series 2, 2.90% due 5/01/2019 (a)                 900

                    AAA       Aaa       1,500   Saint Lawrence County, New York, Industrial Development
                                                Civic Facility Revenue Bonds (Saint Lawrence University
                                                Project), Series A, 5% due 7/01/2028 (f)                           1,468

                    A1+       VMIG1++   6,300   Syracuse, New York, IDA, Civic Facility Revenue Bonds
                                                (Multi-Modal--Syracuse University Project), VRDN,
                                                2.80% due 3/01/2023 (a)                                            6,300

                    Total Investments (Cost--$136,200)--100.8%135,106

                    Variation Margin on Financial Futures Contracts**--0.1%                                          110

                    Liabilities in Excess of Other Assets--(0.9%)                                                 (1,156)
                                                                                                               ---------
                    Net Assets--100.0%                                                                         $ 134,060
                                                                                                               =========


                 (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
                 (b)AMBAC Insured.
                 (c)FGIC Insured.
                 (d)FHA Insured
                 (e)FSA Insured.
                 (f)MBIA Insured.
                 (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
                 (h)All or a portion of security held as collateral in conjunction with open financial futures contracts.
                  ++Highest short-term rating by Moody's Investors Service, Inc.
                   *Not Rated.
                  **Financial futures contracts sold as of March 31, 1999 were as follows:

                                                                  (in Thousands)

                    Number of                    Expiration            Value
                    Contracts      Issue            Date          (Notes 1a & 1b)

                      110    Municipal Bonds      June 1999       $       13,595
                      110    US Treasury Bonds    June 1999               13,262
                                                                  --------------
                    Total Financial Futures Contracts Sold
                    (Total Contract Price--$26,722)               $       26,857
                                                                  ==============

                    See Notes to Financial Statements.


Quality
Profile


The quality ratings of securities in the Fund as of March 31, 1999 were as follows:

Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      78.1%
AA/Aa                                         6.8
BBB/Baa                                       7.4
Other++                                       8.5

[FN]
++Temporary investment in short-term municipal securities.



MuniHoldings New York Insured Fund II, Inc., March 31, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of March 31, 1999
Assets:             Investments, at value (identified cost--$136,199,552)(Note 1a)                          $135,106,485
                    Receivables:
                      Interest                                                           $  1,768,093
                      Variation margin (Note 1b)                                              110,000          1,878,093
                                                                                         ------------
                    Deferred organization expenses (Note 1e)                                                      10,602
                    Other assets                                                                                  75,336
                                                                                                            ------------
                    Total assets                                                                             137,070,516
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                  2,457,995
                      Offering costs (Note 1e)                                                239,272
                      Dividends to shareholders (Note 1f)                                     181,022
                    Investment adviser (Note 2)                                                39,518          2,917,807
                                                                                         ------------
                    Accrued expenses and other liabilities                                                        92,236
                                                                                                            ------------
                    Total liabilities                                                                          3,010,043
                                                                                                            ------------

Net Assets:         Net assets                                                                              $134,060,473
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (2,120 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 53,000,000
                      Common Stock, par value $.10 per share (5,591,168
                      shares issued and outstanding)                                     $    559,117
                    Paid-in capital in excess of par                                       82,480,635
                    Undistributed investment income--net                                      436,647
                    Accumulated realized capital losses on investments--net                (1,187,547)
                    Unrealized depreciation on  investments--net                           (1,228,379)
                                                                                         ------------
                    Total--Equivalent to $14.50 net asset value per share of
                    Common Stock (market price--$14.3125)                                                     81,060,473
                                                                                                            ------------
                    Total capital                                                                           $134,060,473
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Period October 1, 1998++ to March 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  3,266,160
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $    345,264
                    Commission fees (Note 4)                                                   56,657
                    Accounting services (Note 2)                                               29,641
                    Professional fees                                                          18,486
                    Transfer agent fees                                                        17,129
                    Directors' fees and expenses                                                9,584
                    Listing fees                                                                7,372
                    Custodian fees                                                              3,527
                    Printing and shareholder reports                                            3,346
                    Pricing fees                                                                3,013
                    Amortization of organization expenses (Note 1e)                               296
                    Other                                                                       7,035
                                                                                         ------------
                    Total expenses before reimbursement                                       501,350
                    Reimbursement of expenses (Note 2)                                       (281,337)
                                                                                         ------------
                    Total expenses after reimbursement                                                           220,013
                                                                                                            ------------
                    Investment income--net                                                                     3,046,147
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,187,547)
Unrealized Loss on  Unrealized depreciation on investments--net                                               (1,228,379)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $    630,221
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
                                                                                                       Oct. 1, 1998++ to
                    Increase (Decrease) in Net Assets:                                                    March 31, 1999
Operations:         Investment income--net                                                                  $  3,046,147
                    Realized loss on investments--net                                                         (1,187,547)
                    Unrealized depreciation on investments--net                                               (1,228,379)
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                         630,221
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (1,876,479)
(Note 1f):            Preferred Stock                                                                           (733,021)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (2,609,500)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    83,250,000
Transactions        Proceeds from issuance of Preferred Stock                                                 53,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in reinvestment of dividends             505,295
                    Offering costs resulting from the issuance of Common Stock                                  (270,213)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (545,335)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       135,939,747
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             133,960,468
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $134,060,473
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    436,647
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



MuniHoldings New York Insured Fund II, Inc., March 31, 1999


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Oct. 1, 1998++ to
                    Increase (Decrease) in Net Asset Value:                                               March 31, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .55
                    Realized and unrealized loss on investments--net                                                (.43)
                                                                                                            ------------
                    Total from investment operations                                                                 .12
                                                                                                            ------------
                    Less dividends to Common Stock shareholders from investment income--net                         (.34)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.05)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                       Investment income--net                                                                       (.13)
                      Capital charge resulting from issuance of Preferred Stock                                     (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.23)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      14.50
                                                                                                            ============
                    Market price per share, end of period                                                   $    14.3125
                                                                                                            ============

Total Investment    Based on market price per share                                                               (2.37%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                            (1.09%)+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .35%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                        .80%*
                                                                                                            ============
                    Investment income--net                                                                         4.85%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     81,060
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     53,000
                                                                                                            ============
                    Portfolio turnover                                                                            92.01%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,529

Dividends                                                                                                   ============
Per Share on        Series A--Investment income--net                                                        $        337
Preferred Stock                                                                                             ============
Outstanding:        Series B--Investment income--net                                                        $        355
                                                                                                            ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 22, 1998.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on October 1, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNU. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.


MuniHoldings New York Insured Fund II, Inc., March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period October 1, 1998 to March 31, 1999, FAM earned fees of $345,264, of which $250,360 was voluntarily waived. In addition, FAM also reimbursed the Fund $30,977 in additional expenses.

During the period October 1, 1998 to March 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $397,500, in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 1, 1998 to March 31, 1999 were $243,094,462 and $116,768,903, respectively.

Net realized gains (losses) for the period October 1, 1998 to March 31, 1999 and net unrealized losses as of March 31, 1999 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $(1,396,859)   $(1,093,067)
Financial futures contracts           209,312       (135,312)
                                  -----------    -----------
Total                             $(1,187,547)   $(1,228,379)
                                  ===========    ===========

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,093,067, of which $83,025 related to appreciated securities and $1,176,092 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $136,199,552.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period October 1, 1998 to March 31, 1999 increased by 5,543,333 from shares sold and by 41,168 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 1999 were for Series A, 3.30% and Series B, 3.30%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,120 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period October 1, 1998 to March 31, 1999 increased by 2,120 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period October 1, 1998 to March 31, 1999, MLPF&S, an affiliate of FAM, earned $28,518 as commissions.


5. Subsequent Event:
On April 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067666 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Comapny
One State Street
New York, NY 10004

NYSE Symbol
MNU